                                                                      Exhibit 24

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the employee stock option plan(s) of Pilgrim Capital Corporation and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of July, 1999.



                                           /s/ John G. Turner
                                           -------------------
                                           John G. Turner

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the employee stock option plan(s) of Pilgrim Capital Corporation and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of July, 1999.



                                   /s/ Robert C. Salipante
                                   ------------------------
                                   Robert C. Salipante

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the employee stock option plan(s) of Pilgrim Capital Corporation and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of November, 1999.



                                    /s/ Chris D. Schreier
                                    ----------------------
                                    Chris D. Schreier

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the employee stock option plan(s) of Pilgrim Capital Corporation and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of November, 1999.


                                  /s/ James R. Miller
                                  --------------------
                                  James R. Miller

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the employee stock option plan(s) of Pilgrim Capital Corporation and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of July, 1999.



                                       /s/ Carolyn H. Baldwin
                                       -----------------------
                                       Carolyn H. Baldwin

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the employee stock option plan(s) of Pilgrim Capital Corporation and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of July, 1999.



                                          /s/ David C. Cox
                                          -----------------
                                          David C. Cox

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the employee stock option plan(s) of Pilgrim Capital Corporation and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of July, 1999.


                                        /s/ Richard U. De Schutter
                                        ---------------------------
                                        Richard U. De Schutter

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the employee stock option plan(s) of Pilgrim Capital Corporation and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of July, 1999.



                                       /s/ John H. Flittie
                                       --------------------
                                       John H. Flittie

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the employee stock option plan(s) of Pilgrim Capital Corporation and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of July, 1999.



                                       /s/ Luella Gross Goldberg
                                       --------------------------
                                       Luella Gross Goldberg

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the employee stock option plan(s) of Pilgrim Capital Corporation and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of July, 1999.



                                          /s/ William A. Hodder
                                          ----------------------
                                          William A. Hodder

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the employee stock option plan(s) of Pilgrim Capital Corporation and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of July, 1999.



                                         /s/ James J. Howard III
                                         ------------------------
                                         James J. Howard III

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the employee stock option plan(s) of Pilgrim Capital Corporation and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of July, 1999.



                                         /s/ Randy C. James
                                         -------------------
                                         Randy C. James

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the employee stock option plan(s) of Pilgrim Capital Corporation and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of July, 1999.



                                         /s/ Richard L. Knowlton
                                         ------------------------
                                         Richard L. Knowlton

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the employee stock option plan(s) of Pilgrim Capital Corporation and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of July, 1999.



                                      /s/ David A. Koch
                                      ------------------
                                      David A. Koch

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


         The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the employee stock option plan(s) of Pilgrim Capital Corporation and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of July, 1999.



                                       /s/ James J. Renier
                                       --------------------
                                       James J. Renier